UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 18, 2026

Date of Report (Date of earliest event reported)

FLAG SHIP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42138	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934

New York, New York 10004

(Address of Principal Executive Offices, and Zip Code)

(646)-362-0256

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	FSHPU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	FSHP	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	FSHPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, at the Extraordinary General Meeting of Shareholders of the Company held on June 11, 2026 (the “Extraordinary General Meeting”), the shareholders of Flag Ship Acquisition Corporation (the “Company”) approved an amendment to Section 36.2 of the Company’s Amended and Restated Memorandum and Articles of Association, pursuant to which the Company is permitted up to twelve (12) one-month extensions of the deadline to consummate its initial business combination, through June 20, 2027, subject to the Company’s sponsor (or its designee or assignee) depositing additional amounts into the trust account (the “Trust Account”). Pursuant to the Investment Management Trust Agreement between the Company and Wilmington Trust, National Association, as amended, each extension requires that the Company’s sponsor (or its designees or affiliates) deposit into the Trust Account an amount equal to the lesser of (i) $60,000 and (ii) $0.033 for each outstanding ordinary share sold in the Company’s initial public offering. In connection with the shareholder vote at the Extraordinary General Meeting, holders of 1,507,257 ordinary shares of the Company properly exercised their right to redeem their shares for a pro rata portion of the funds held in the Trust Account.

On June 18, 2026, Whale Management Corporation (the “Sponsor”) caused the first such extension payment of $51,482 to be deposited into the Trust Account. As a result, the Company elected to extend the deadline by which it must consummate its initial business combination by one (1) month, from June 20, 2026 to July 20, 2026.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Flag Ship Acquisition Corporation

Dated: June 25, 2026	By:	/s/ Matthew Chen
	Name:	Matthew Chen
	Title:	Chief Executive Officer

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